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                                  EXHIBIT 23



                       CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-56464) pertaining to The CoBancorp Inc. 1992 Long-Term Incentive Plan of our report dated January 21, 1994, with respect to the consolidated financial statements of CoBancorp Inc. and subsidiary included in the Annual Report (Form 10-K) for the year ended December 31, 1993.




                                        Ernst & Young
                                        -----------------------------
                                        Ernst & Young




Cleveland, Ohio
March 29, 1994




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